UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05459

                          TEMPLETON GLOBAL INCOME FUND
                          ----------------------------
               (Exact name of registrant as specified in charter)

       500 EAST BROWARD BLVD., SUITE 2100, FORT LAUDERDALE, FL 33394-3091
       ------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
          -------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (954) 527-7500_
                                                           ---------------

Date of fiscal year end: 8/31
                         ----

Date of reporting period: 8/31/08
                          --------

ITEM 1. REPORTS TO STOCKHOLDERS.


                                AUGUST 31, 2008

                                 ANNUAL REPORT

                                     INCOME

                                    TEMPLETON
                               GLOBAL INCOME FUND

                                    (GRAPHIC)

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      Franklin - TEMPLETON - Mutual Series

                         Franklin Templeton Investments

                          GAIN FROM OUR PERSPECTIVE(R)

                                 Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE            Each of our portfolio management groups
                                 operates autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                                 FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                                 TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                                 MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION             Because our management groups work
                                 independently and adhere to different
                                 investment approaches, Franklin, Templeton and
                                 Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST        At Franklin Templeton Investments, we seek to
                                 consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                    (GRAPHIC)

Not part of the annual report

Contents

CEO'S MESSAGE .............................................................    1

ANNUAL REPORT
Templeton Global Income Fund ..............................................    4
Performance Summary .......................................................   10
Important Notice to Shareholders ..........................................   11
Financial Highlights and Statement of Investments .........................   12
Financial Statements ......................................................   18
Notes to Financial Statements .............................................   21
Report of Independent Registered Public Accounting Firm ...................   33
Tax Designation ...........................................................   34
Annual Meeting of Shareholders ............................................   36
Dividend Reinvestment and Cash Purchase Plan ..............................   37
Board Members and Officers ................................................   39
Shareholder Information ...................................................   45

A Message from Gregory E. Johnson,
President and Chief Executive Officer of Franklin Resources, Inc.

                                                                October 12, 2008

Dear Shareholder:

The enclosed annual report for Templeton Global Income Fund covers the 12 months ended August 31, 2008, but I would like to add some comments on market events that occurred in September and early October. Recent market volatility has been jarring to everyone, including those of us who have worked in financial markets for many years. Bank lending around the world has seized up, and the fallout has impacted venerable firms alongside broader stock and bond indexes.

This environment is bound to provoke great concern, but it's equally important to put the latest market developments in perspective. That's why I'd like to offer a few thoughts on these events, our company's approach to investing and the strong health of our organization.

A key point to recognize is that global financial turmoil is being addressed by global action. Central banks around the world have coordinated their efforts to cut interest rates and supply liquidity to frozen funding markets. A number of governments have also intervened to rescue major financial institutions or find an orderly way for them to be acquired. Here in the U.S., the Federal Reserve and Treasury Department have moved rapidly to establish new programs for easing money-market pressures and handling troubled financial assets. The outcome of all of these efforts may take a while to be realized, but I believe that the latest actions here and abroad mark a significant turning point.


                        Not part of the annual report | 1

It's also important to remember that as daunting as current market conditions may be, we have navigated through other periods of market volatility. U.S. stock markets recorded three bear markets during the 1960s as the nation grappled with the Vietnam War and a turbulent economy.(1) The quintupling of oil prices in 1973 led to a deep U.S. recession and a stock market plunge of 45.1% from January 1973 through December 1974.(1) And the "Black Monday" stock market crash of 1987 remains the largest single day percentage decline in the history of the Dow Jones Industrial Average.(2)


Advice applicable throughout these upheavals remains true today. The late Sir John Templeton, writing 15 years ago, ended a list of his core investment principles with these thoughts: "Do not be fearful or negative too often. . . .
For 100 years optimists have carried the day in U.S. stocks. Even in the dark '70s, many professional money managers -- and many individual investors too --
made money in stocks . . . . In this century or the next it's still 'Buy low, sell high.'"(3)

Sir John knew that these simple concepts were difficult to execute in the face of pessimism. Nonetheless, that is precisely how our Franklin, Templeton and Mutual Series portfolio managers are contending with today's challenging environment. They are using their expertise to sort through investment opportunities, avoiding those firms that have become merely cheap and identifying those firms best positioned to be eventual winners. This kind of rigorous, bottom-up, security-by-security analysis is the fundamental investment discipline practiced across our global platform.

These asset management strengths are also the core of our business. Unlike financial firms that have dominated recent headlines, Franklin Templeton derives its revenue primarily from investment management, not investment banking or securities brokerage. Additionally, our assets under management are diversified by fund objective, investment clientele, management brand and geographic region. Diversified positioning helps our firm maintain healthy operating margins even when volatile markets reduce assets under management. It is also important to note that maintaining a strong balance sheet has been a pillar of our management strategy. We have a substantial pool of cash and investments and low levels of debt, and we are in the enviable position of

(1.) Source: Ned Davis Research, Inc.

(2.) Source: NYSE Euronext. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders.

(3.) Source: "16 Rules for Investment Success" by Sir John Templeton.


                        2 | Not part of the annual report
not having to depend on credit to meet our operating needs. In fact, our strong franchise, sound capitalization and minimal leverage led Standard & Poor's to recently raise its credit ratings on Franklin Resources, Inc. (BEN) to the highest level currently applied to a publicly traded asset manager.(4)

Franklin Templeton's six-decade growth into a premier global asset manager has given us the conviction that although conditions on the ground remain challenging, there are ample reasons to be optimistic about eventual market stabilization and recovery. Being able to take advantage of markets shaken by maximum pessimism has helped our firm develop into an organization that stretches across 29 countries and manages assets for more than 20 million shareholder accounts.

In the enclosed annual report for Templeton Global Income Fund, the portfolio manager discusses market conditions, investment decisions and Fund performance during the 12 months ended August 31, 2008. The report contains additional performance data and financial information. Our website, FRANKLINTEMPLETON.COM, offers more timely discussions, daily prices, portfolio holdings and other information. We encourage you to discuss your concerns with your financial advisor, who can review your overall portfolio, reassess your goals and help you stay focused on the long term. As times like these illustrate, all securities markets fluctuate, as do fund share prices.

We are grateful for the trust you have placed in Franklin Templeton and remain focused on serving your investment needs.

Sincerely,


/s/ Gregory E. Johnson
Gregory E. Johnson
President and Chief Executive Officer
Franklin Resources, Inc.

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF OCTOBER 12, 2008. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.

(4.) Source: Standard & Poor's press release, October 6, 2008.


                        Not part of the annual report | 3

Annual Report

Templeton Global Income Fund

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Templeton Global Income Fund seeks high, current income, with a secondary goal of capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in income-producing securities, including debt securities of U.S. and foreign issuers, including emerging markets.

PORTFOLIO BREAKDOWN
Based on Total Net Assets as of 8/31/08

                               (PERFORMANCE GRAPH)

Government Bonds                            80.0%
Municipal Bonds                              0.4%
Short-Term Investments & Other Net Assets   15.6%

Dear Shareholder:

We are pleased to bring you Templeton Global Income Fund's annual report for the fiscal year ended August 31, 2008.

PERFORMANCE OVERVIEW

For the 12 months under review, Templeton Global Income Fund posted cumulative total returns of +12.25% based on market price and +10.68% based on net asset value. The Fund outperformed the J.P. Morgan (JPM) Global Government Bond Index
(GGBI), which posted cumulative total returns of +4.87% in local currency terms and +1.10% in U.S. dollar terms for the same period.(1) You can find the Fund's long-term performance data in the Performance Summary on page 10.

ECONOMIC AND MARKET OVERVIEW

During the Fund's fiscal year, the global economy faced several economic shocks including a U.S. housing market correction that spread globally, a commodity price upsurge and a credit crunch. Given the diverse nature of these shocks, global bond and currency markets experienced considerable volatility over the 12-month period. With multiple headwinds to growth, the global economy began to slow, led by the U.S. and later followed by Europe and other industrialized countries. Global inflation rates rose sharply as food and energy prices soared but began to moderate toward period-end as commodity prices softened and global growth waned.

(1.) Source: (C) 2008 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. The JPM GGBI tracks total returns for liquid, fixed-rate, domestic government bonds with maturities greater than one year issued by developed countries globally. The index is unmanaged and includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 13.


                                4 | Annual Report

U.S. economic growth remained sluggish due to continued weakness in the housing market and lower confidence among households and businesses. In second quarter 2008, real gross domestic product (GDP) growth registered 2.1% compared with second quarter 2007 (year-over-year). Continued demand weakness helped moderately reduce the U.S.'s large current account deficit. Additionally, the U.S. dollar's more than 30% decline versus major trading partners from 2001 through 2007 increased the competitiveness of U.S. producers, leading to a recovery in exports.(2) However, rising U.S. mortgage delinquencies triggered a period of significant risk reduction in the banking sector and financial markets. Deterioration in asset quality and capital positions of major U.S. financial institutions led to further distress in credit markets, which prompted U.S. policy makers to provide liquidity measures to avert a system-wide meltdown. The U.S. Federal Reserve Board (Fed) also reduced interest rates a cumulative 325 basis points (bps) from 5.25% to 2.00% during the reporting period.

European economic growth came under increased pressure and eurozone second quarter 2008 GDP growth slowed to 1.4% year-over-year.(3) However, the European Central Bank (ECB) increased interest rates 25 bps to 4.25% in July due to concerns that the significant commodity price-based inflation increase would influence households' expectations of future price developments and wage demands. Consumer price inflation surged to 3.8%, or nearly twice the rate the ECB defines as consistent with price stability.(3) While European labor markets remained stable, consumer confidence dropped sharply because of higher inflation and a less favorable economic outlook. Headwinds to growth continued to build, including pockets of housing market weakness, the effects of past interest rate tightening, the impact to European exporters of slowing global growth, and the euro's rapid strengthening throughout most of the reporting period. Non-euro European countries, excluding the U.K., continued to tighten interest rates as these nations' inflation rates deviated from their central banks' targets. For example, Poland hiked interest rates 125 bps and Norway and Sweden raised them 100 bps.

Asia's economic growth also moderated, but not to the extent seen in the U.S. or Europe. China's second quarter GDP registered 10.1% year-over-year growth, although that was below 2007's 12.0% average quarterly rate.(4)


WHAT IS A CURRENT ACCOUNT?

A current account is that part of the balance of payments where all of one country's international transactions in goods and services are recorded.

WHAT IS BALANCE OF PAYMENTS?

Balance of payments is a record of all of a country's exports and imports of goods and services, borrowing and lending with the rest of the world during a particular time period. It helps a country evaluate its competitive strengths and weaknesses and forecast the strength of its currency.

(2.) Source: Federal Reserve H10 Report.

(3.) Source: Eurostat.

(4.) Source: National Bureau of Statistics (China).


                                Annual Report | 5

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 8/31/08

                               (PERFORMANCE GRAPH)

Americas               24.6%
Asia Pacific           22.3%
Other Europe           13.9%
EMU*                   12.6%
Supranationals**       10.8%
Middle East & Africa    5.9%
Other Net Assets        9.9%

*    The Fund's EMU investments were in Germany, France and Austria.

** The Fund's supranational investments were denominated in the Japanese yen, Mexican peso, New Zealand dollar, Norwegian krone and Polish zloty.

Outside of China, economic growth was more modest. In second quarter 2008, Indonesia's economy grew 6.4%, Malaysia's 6.3%, South Korea's 4.8% and Japan's 0.7%.(5) Asia also experienced rising inflation as food and energy prices surged. With oil reaching a peak price level of $145 per barrel, some Asian governments reduced the amount of their energy subsidies. However, Asian interest rates generally did not tighten as significantly as in Europe or Latin America. During the 12-month period, Indonesia hiked interest rates 75 bps, China 45 bps and South Korea 25 bps. By period-end, however, China began relaxing restrictions on lending and discussed strategies for supporting investment growth through government spending. Asia broadly continued to generate trade and current account surpluses, with the exception of South Korea. Singapore registered a current account surplus of 18.7% of GDP, Malaysia 16.5%, China 11.0% and Indonesia 2.3%.(4, 6) South Korea, on the other hand, experienced a 0.8% deficit.(7)

INVESTMENT STRATEGY

We invest selectively in bonds around the world to generate income for the Fund, seeking opportunities while monitoring changes in interest rates, currency exchange rates and credit risks.

MANAGER'S DISCUSSION

The Fund's total return was influenced by various factors, including interest rate developments, currency movements and exposure to sovereign debt markets.

INTEREST RATE STRATEGY

The Fund's positioning during the year under review reflected our analysis that given trade and financial linkages, global economic growth could slow due to weak U.S. demand and continued financial and credit market stresses. Although global inflation rates generally increased during the reporting period, we increased our exposure to bond markets where we identified certain characteristics. These included countries with inflation resulting from a supply shock from commodity prices rather than driven by domestic demand, central banks that demonstrated credibility and, in our view, prospects for weaker economic growth. We believed market volatility could present attractive buying opportunities because these markets' central banks would be well positioned to reduce interest rates if the supply shock fades.

(5.) Sources: EcoWin, Bank of Korea and Economic & Social Research Institute
     Japan.

(6.) Sources: Singapore Department of Statistics; Department of Statistics
     Malaysia; Bank of Indonesia.

(7.) Source: Bank of Korea.


                                6 | Annual Report

Compared with the JPM GGBI, our interest rate positioning detracted from relative performance. Developed markets' long-term bond yields fell at the onset of the credit crisis a year ago. For example, significant monetary easing and flight to quality benefited U.S. long-term Treasury yields, which fell 71 bps during the 12-month period to 3.83% on August 31, 2008. As a result, our underweighted positioning in developed markets, including the U.S., worked against the Fund's relative performance. On the other hand, emerging bond market yields rose due mostly to risk aversion. Thus, the Fund's key duration positions including Indonesia, Brazil, Mexico and South Korea negatively impacted relative performance. Nevertheless, we saw value in these markets whose yields were attractive relative to U.S. Treasuries and have lagged the U.S.'s rally. For example, Mexico's long-term bond yields rose 64 bps to 8.44% at period-end.(8 )Mexico's central bank fought to keep rising food prices from boosting inflation expectations by hiking interest rates 100 bps during the period. However, Mexico's economic growth faced increased uncertainty given that the nation has strong economic links to the weakening U.S. economy.

CURRENCY STRATEGY

Sluggish domestic economic growth, concerns over spreading financial sector weakness, and Fed interest rate cuts led to the U.S. dollar's decline during the 12-month period. The dollar fell 7.40% against the euro and 6.38% against the Japanese yen.(9) Countries with strong balance of payment fundamentals and large commodity exports also benefited. For instance, the Brazilian real gained 20.05% versus the U.S. dollar, which boosted Fund performance.(9)

During the reporting period, we favored exposure to the Japanese yen and Swiss franc, which we believed could benefit from global deleveraging. Additionally, given their positive correlation to increasing risk aversion, we believed these currencies may help minimize Fund volatility. The Fund's relative performance gained from exposure to the Swiss franc and the Japanese yen during the period.

We increasingly positioned the Fund during the period under review toward Asia, where we perceived greater relative value than in Europe. This was largely based on our outlook for a more moderate economic growth slowdown in Asia compared with Europe and the U.S., and our assessment that the euro was significantly overvalued and Asian currencies broadly undervalued. Additionally, we remained cautious with regard to the U.S. dollar versus Asian

WHAT IS DURATION?

Duration is a measure of a bond's price sensitivity to interest rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest rate changes than a portfolio with a higher duration.

(8.) Source: Proveedor Valor de Mercado.

(9.) Source: Exshare (via Compustat via Factset).


                               Annual Report | 7

CURRENCY BREAKDOWN
8/31/08

                          % OF TOTAL
                          NET ASSETS
                          ----------
ASIA PACIFIC                 80.9%
Japanese Yen                 37.0%
Malaysian Ringgit            14.8%
Singapore Dollar              9.5%
Indonesian Rupiah             6.7%
Kazakhstani Tenge             4.8%
Indian Rupee                  3.6%
Australian Dollar             3.1%
Taiwanese Dollar              1.4%
Vietnamese Dong               0.5%
New Zealand Dollar*          -0.4%
South Korean Won*            -0.1%

AMERICAS                     42.4%
U.S. Dollar                  32.0%
Brazilian Real                7.5%
Peruvian Nuevo Sol            3.1%
Chilean Peso                  0.8%
Mexican Peso*                -1.0%

MIDDLE EAST & AFRICA          5.9%
Egyptian Pound                5.9%

EUROPE*                     -29.2%
Swiss Franc                  14.0%
Swedish Krona                12.6%
Polish Zloty                  8.0%
Russian Ruble                 5.3%
Norwegian Krone               3.2%
Czech Koruna                  1.4%
Romanian Leu-New*            -4.5%
British Pound Sterling*      -2.4%
Euro*                       -66.8%

* Holding is a negative percentage because of the Fund's holdings of forward currency exchange contracts.

currencies given the U.S.'s large bilateral trade deficit with Asia, which at $352 billion is more than three times the deficit the U.S. has with Europe.(5) Over the past seven years, the euro appreciated 62% against the U.S. dollar while the Chinese yuan appreciated 21%.(9) In addition to our Japanese yen allocation, we continued to hold exposure to a basket of Asian currencies including the Singapore dollar and Malaysian ringgit. The Fund benefited from the 7.75% and 3.18% appreciation of the Singapore dollar and Malaysian ringgit against the U.S. dollar during the 12-month period.(9)

Reflecting our cautious view of the euro and the high correlation of many non-euro European currencies to the euro, we hedged out this implicit euro risk from our portfolio. Additionally, we added exposure to Asian currencies versus the euro to reflect our medium-term view of their relative value. Although the euro's strength provided an opportunity to build positions at what we deemed attractive valuations, it also worked against the Fund's relative performance. Additionally, our non-euro European currency holdings generated mixed performance. For example, the Polish zloty and Swiss franc appreciated 14.91% and 1.87% against the euro, benefiting Fund performance.(9) Conversely, the Swedish krona fell 0.69% against the euro and detracted from relative performance.(9)

GLOBAL SOVEREIGN DEBT STRATEGY

The Fund also has the ability to invest in investment-grade and subinvest-ment-grade sovereign debt. As an asset class, these investments typically compensate for greater credit risk by offering higher yields relative to U.S. and European benchmark treasury yield curves. U.S. dollar-denominated emerging market debt generated a 12-month total return of +6.80% as measured by the JPM Emerging Markets Bond Index Global (EMBIG).(10)Sovereign interest rate spreads rose from 235 bps at the beginning of the reporting period to 323 bps by period-end, as emerging market credit yields rose and U.S. Treasury yields fell.(10) The Fund had limited exposure to U.S. dollar-denominated emerging market debt given valuations, but we noted that credit fundamentals have improved over the past few years, as shown by reserve accumulation, more supportive economic policies and improved debt ratios.

(10.) Source: (C) 2008 Morningstar. The JPM EMBIG tracks total returns for U.S.
     dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds.


                                8 | Annual Report

Thank you for your continued participation in Templeton Global Income Fund. We look forward to serving your future investment needs.

Sincerely,

(PHOTO OF MICHAEL HASENSTAB)


/s/ Michael Hasenstab
Michael Hasenstab, Ph.D.
Portfolio Manager
Templeton Global Income Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                               Annual Report | 9

Performance Summary as of 8/31/08

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gains distributions, if any, or any realized gains on the sale of Fund shares.

PRICE AND DISTRIBUTION INFORMATION

SYMBOL: GIM                                       CHANGE   8/31/08   8/31/07
-----------                                       ------   -------   -------
Net Asset Value (NAV)                             -$0.14    $8.81     $8.95
Market Price (NYSE)                               -$0.04    $8.97     $9.01
DISTRIBUTIONS (9/1/07-8/31/08)
Dividend Income                         $1.0708

PERFORMANCE

                                        1-YEAR   5-YEAR   10-YEAR
                                        ------   ------   -------
Cumulative Total Return(1)
   Based on change in NAV(2)            +10.68%  +66.65%  +159.28%
   Based on change in market price(3)   +12.25%  +75.40%  +227.68%
Average Annual Total Return(1)
   Based on change in NAV(2)            +10.68%  +10.75%    +9.99%
   Based on change in market price(3)   +12.25%  +11.89%   +12.60%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

ENDNOTES

SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY VOLATILITY, ECONOMIC INSTABILITY; AND SOCIAL AND POLITICAL DEVELOPMENTS OF COUNTRIES WHERE THE FUND INVESTS. EMERGING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY. ALSO, AS A NONDIVERSIFIED INVESTMENT COMPANY, THE FUND MAY INVEST IN A RELATIVELY SMALL NUMBER OF ISSUERS AND, AS A RESULT, BE SUBJECT TO A GREATER RISK OF LOSS WITH RESPECT TO ITS PORTFOLIO SECURITIES.

(1.) Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated.

(2.) Assumes reinvestment of distributions based on net asset value.

(3.) Assumes reinvestment of distributions based on the dividend reinvestment and cash purchase plan.


                               10 | Annual Report

Important Notice to Shareholders

FOREIGN CURRENCY TRANSACTIONS

For the purposes of hedging currency exchange rates, efficient portfolio management and/or purposes of total returns, the Fund may also, from time to time, enter into forward contracts including currency forwards, cross currency forwards (which may result in net short currency exposure), options on currencies or financial and index futures contracts, including interest rate swaps. Such transactions could be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund or sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund. The successful use of these transactions will usually depend on the manager's ability to accurately forecast currency exchange rate movements. Should exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of the transaction, or it may realize losses. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised. Moreover, investors should bear in mind that the Fund is not obligated to actively engage in these transactions.

The Board of Trustees of the Fund has approved the removal of the Fund's previous policy of limiting investments in derivative securities to 5% of the Fund's assets.

SHARE REPURCHASE PROGRAM

The Fund's Board previously authorized management to implement an open-market share repurchase program pursuant to which the Fund may purchase Fund shares, from time to time, in open-market transactions, at the discretion of management. This authorization remains in effect.


                               Annual Report | 11

Templeton Global Income Fund

FINANCIAL HIGHLIGHTS

                                                                         YEAR ENDED AUGUST 31,
                                                    --------------------------------------------------------------
                                                       2008         2007         2006         2005         2004
                                                    ----------   ----------   ----------   ----------   ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............   $     8.95   $     8.93   $     9.02   $     8.77   $     8.18
                                                    ----------   ----------   ----------   ----------   ----------
Income from investment operations:
   Net investment income(a) .....................         0.44         0.40         0.37         0.39         0.41
   Net realized and unrealized gains (losses) ...         0.49         0.52         0.33         0.49         0.72
                                                    ----------   ----------   ----------   ----------   ----------
Total from investment operations ................         0.93         0.92         0.70         0.88         1.13
                                                    ----------   ----------   ----------   ----------   ----------
Less distributions from net investment income and
   net foreign currency gains ...................        (1.07)       (0.90)       (0.79)       (0.63)       (0.54)
                                                    ----------   ----------   ----------   ----------   ----------
Net asset value, end of year ....................   $     8.81   $     8.95   $     8.93   $     9.02   $     8.77
                                                    ==========   ==========   ==========   ==========   ==========
Market value, end of year(b) ....................   $     8.97   $     9.01   $     9.15   $     8.85   $     8.56
                                                    ==========   ==========   ==========   ==========   ==========
Total return (based on market value per share) ..        12.25%        8.63%       13.39%       10.61%       14.69%
RATIOS TO AVERAGE NET ASSETS
Expenses(c) .....................................         0.74%        0.75%        0.80%        0.76%        0.77%
Net investment income ...........................         4.82%        4.45%        4.16%        4.22%        4.66%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .................   $1,155,981   $1,170,414   $1,161,850   $1,172,240   $1,136,976
Portfolio turnover rate .........................        64.44%       49.24%       49.20%       41.81%       48.85%

(a)  Based on average daily shares outstanding.

(b)  Based on the last sale on the New York Stock Exchange.

(c)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               12 | Annual Report

Templeton Global Income Fund

STATEMENT OF INVESTMENTS, AUGUST 31, 2008

                                                                           PRINCIPAL AMOUNT(a)         VALUE
                                                                         -----------------------   ------------
      BONDS 84.0%
      ARGENTINA 1.7%
(b,c) Government of Argentina, senior bond, FRN, 3.127%, 8/03/12 .....         50,200,000          $ 19,955,250
                                                                                                   ------------
      AUSTRALIA 3.5%
      Queensland Treasury Corp.,
         6.00%, 7/14/09 ..............................................         33,055,000    AUD     28,271,599
  (d)    144A, 7.125%, 9/18/17 .......................................         16,480,000    NZD     11,872,882
                                                                                                   ------------
                                                                                                     40,144,481
                                                                                                   ------------
      AUSTRIA 4.7%
      Oesterreichische Kontrollbank AG, senior bond, 2.75%, 6/14/11 ..         60,000,000    CHF     54,431,747
                                                                                                   ------------
      BRAZIL 7.6%
      Nota Do Tesouro Nacional,
         9.762%, 1/01/12 .............................................             36,035(e) BRL     19,922,276
         9.762%, 1/01/14 .............................................             15,000(e) BRL      7,992,279
         9.762%, 1/01/17 .............................................             54,900(e) BRL     28,015,241
  (f)    Index Linked, 6.00%, 5/15/15 ................................              9,400(e) BRL      9,227,536
  (f)    Index Linked, 6.00%, 5/15/45 ................................             23,625(e) BRL     22,358,132
                                                                                                   ------------
                                                                                                     87,515,464
                                                                                                   ------------
      CANADA 1.4%
      Province of Manitoba, 6.375%, 9/01/15 ..........................         14,800,000    NZD     10,080,529
      Province of Ontario, 6.25%, 6/16/15 ............................          8,460,000    NZD      5,686,248
                                                                                                   ------------
                                                                                                     15,766,777
                                                                                                   ------------
      EGYPT 5.9%
  (g) Egypt Treasury Bills, 9/16/08 - 8/18/09 ........................        308,900,000    EGP     54,435,368
  (g) Egypt Treasury Bill, 12/16/08 ..................................         75,050,000    EGP     13,629,634
                                                                                                   ------------
                                                                                                     68,065,002
                                                                                                   ------------
      FRANCE 3.0%
      Government of France, 4.25%, 10/25/17 ..........................         23,500,000    EUR     34,271,753
                                                                                                   ------------
      GERMANY 4.9%
  (b) KfW Bankengruppe, FRN, 0.688%, 8/08/11 .........................      6,180,000,000    JPY     56,701,103
                                                                                                   ------------
      INDONESIA 6.2%
      Government of Indonesia,
         14.25%, 6/15/13 .............................................     84,050,000,000    IDR      9,949,494
         14.275%, 12/15/13 ...........................................     81,836,000,000    IDR      9,735,055
         9.50%, 6/15/15 ..............................................     33,050,000,000    IDR      3,187,349
         10.75%, 5/15/16 .............................................     82,245,000,000    IDR      8,371,159
         9.00%, 9/15/18 ..............................................     18,520,000,000    IDR      1,650,575
         11.50%, 9/15/19 .............................................     23,000,000,000    IDR      2,401,504
         11.00%, 11/15/20 ............................................    319,000,000,000    IDR     32,024,028
         9.50%, 7/15/23 ..............................................     11,000,000,000    IDR        965,751
         10.00%, 2/15/28 .............................................     41,470,000,000    IDR      3,711,917
                                                                                                   ------------
                                                                                                     71,996,832
                                                                                                   ------------


                               Annual Report | 13

Templeton Global Income Fund

                                                                          PRINCIPAL AMOUNT(a)         VALUE
                                                                        -----------------------   ------------
      BONDS (CONTINUED)
      MALAYSIA 1.3%
      Government of Malaysia,
         3.461%, 7/31/13 ............................................          9,100,000    MYR   $  2,607,330
         3.814%, 2/15/17 ............................................         19,530,000    MYR      5,371,003
         4.24%, 2/07/18 .............................................         24,875,000    MYR      7,047,117
                                                                                                  ------------
                                                                                                    15,025,450
                                                                                                  ------------
      MEXICO 4.8%
      Government of Mexico, 10.00%, 12/05/24 ........................          5,044,900(g) MXN     55,623,885
                                                                                                  ------------
      NEW ZEALAND 1.1%
      Government of New Zealand, 6.00%, 11/15/11 ....................         18,273,000    NZD     12,778,541
                                                                                                  ------------
      NORWAY 0.4%
      Government of Norway, 6.50%, 5/15/13 ..........................         23,500,000    NOK      4,640,844
                                                                                                  ------------
      PERU 3.0%
      Government of Peru,
         9.91%, 5/05/15 .............................................          6,500,000    PEN      2,445,856
         7.84%, 8/12/20 .............................................         32,200,000    PEN     10,794,844
         Series 7, 8.60%, 8/12/17 ...................................         61,545,000    PEN     21,755,871
                                                                                                  ------------
                                                                                                    34,996,571
                                                                                                  ------------
      PHILIPPINES 0.1%
  (i) Government of the Philippines, Reg S, 9.125%, 2/22/10 .........            770,000    EUR      1,159,806
                                                                                                  ------------
      POLAND 3.3%
      Government of Poland,
         6.00%, 5/24/09 .............................................         27,500,000    PLN     12,049,815
         5.75%, 9/23/22 .............................................         60,500,000    PLN     25,843,716
                                                                                                  ------------
                                                                                                    37,893,531
                                                                                                  ------------
      SOUTH KOREA 10.1%
      Korea Deposit Insurance Corp.,
         5.57%, 9/14/12 .............................................      7,200,000,000    KRW      6,413,073
         5.28%, 2/15/13 .............................................      1,232,000,000    KRW      1,065,850
      Korea Treasury Bond,
         5.25%, 9/10/12 .............................................     15,946,000,000    KRW     14,350,917
         5.00%, 9/10/16 .............................................      4,656,000,000    KRW      4,028,672
         5.50%, 9/10/17 .............................................     83,352,600,000    KRW     74,246,295
         5.25%, 3/10/27 .............................................     19,170,000,000    KRW     16,243,418
                                                                                                  ------------
                                                                                                   116,348,225
                                                                                                  ------------
  (j) SUPRANATIONAL 10.8%
      European Bank For Reconstruction & Development, senior note,
         5.10%, 6/12/09 .............................................        125,000,000    PLN     54,793,405
      European Investment Bank, senior note,
         4.50%, 5/15/13 .............................................        113,650,000    NOK     20,189,082
  (b) FRN, 0.709%, 9/21/11 ..........................................      2,000,000,000    JPY     18,378,721


                                14 | Annual Report

Templeton Global Income Fund

                                              PRINCIPAL AMOUNT(a)        VALUE
                                              -------------------   --------------
    BONDS (CONTINUED)
(j) SUPRANATIONAL (CONTINUED)
    Inter-American Development Bank,
       1.90%, 7/08/09 .....................       640,000,000 JPY   $    5,933,107
       7.50%, 4/15/15 .....................         8,000,000 NZD        5,819,003
       6.00%, 12/15/17 ....................         6,000,000 NZD        3,966,375
       senior note, 7.50%, 12/05/24 .......       185,000,000 MXN       15,866,651
                                                                    --------------
                                                                       124,946,344
                                                                    --------------
    SWEDEN 10.2%
    Government of Sweden,
       5.00%, 1/28/09 .....................       518,600,000 SEK       80,480,394
       4.00%, 12/01/09 ....................       151,720,000 SEK       23,370,419
(g)    Strip, 9/17/08 .....................        91,000,000 SEK       14,075,603
                                                                    --------------
                                                                       117,926,416
                                                                    --------------
    TOTAL BONDS (COST $953,261,730)                                    970,188,022
                                                                    --------------
    MUNICIPAL BONDS 0.4%
    UNITED STATES AND U.S. TERRITORIES 0.4%
    Alabama Public Housing Authorities
       Capital Program Revenue, Series B,
       FSA Insured, 4.45%, 1/01/24 ........            65,000               62,685
    California State GO, Refunding,
       5.125%, 4/01/33 ....................           500,000              496,870
       5.00%, 4/01/38 .....................           525,000              512,542
    Florida State Hurricane Catastrophe
       Fund Finance Corp. Revenue, Series
       A, 4.25%, 7/01/14 ..................         3,055,000            3,070,519
    Metropolitan Atlanta Rapid Transit
       Authority Sales Tax Revenue,
       Refunding, Third Indenture Series A,
       FGIC Insured, 5.00%, 7/01/19 .......           150,000              162,792
    New York City GO, Sub Series L-1,
       5.00%, 4/01/26 .....................           100,000              102,056
    North Carolina Eastern Municipal Power
       Agency Power System Revenue,
       Refunding, Series A, Assured
       Guaranty, 5.25%, 1/01/19 ...........           250,000              269,465
    Puerto Rico Commonwealth GO, Public
       Improvement, Refunding, Series A,
       MBIA Insured, 5.50%, 7/01/21 .......           100,000              104,395
    Wisconsin State GO, Series A, FGIC
       Insured, 5.00%, 5/01/21 ............            50,000               52,593
                                                                    --------------
    TOTAL MUNICIPAL BONDS (COST
       $4,875,110) ........................                              4,833,917
                                                                    --------------

                                                NOTIONAL AMOUNT
                                              -------------------
    OPTIONS PURCHASED (COST $3,750) 0.0%(k)
    PUTS
    BRAZIL 0.0%(k)
(l) Brazilian Real Put, strike price 2.05
       BRL, expiration date 1/20/09 .......   $       100,000                  140
                                                                    --------------
    TOTAL INVESTMENTS BEFORE SHORT TERM
       INVESTMENTS (COST $958,140,590) ....                            975,022,079
                                                                    --------------


                               Annual Report | 15

Templeton Global Income Fund

                                                     SHARES              VALUE
                                              -------------------   --------------
    SHORT TERM INVESTMENTS (COST
       $66,102,258) 5.7%
    MONEY MARKET FUND 5.7%
    UNITED STATES 5.7%
(m) Franklin Institutional Fiduciary Trust
       Money Market Portfolio, 2.15% ......        66,102,258       $   66,102,258
                                                                    --------------
    TOTAL INVESTMENTS (COST $1,024,242,848)
       90.1% ..............................                          1,041,124,337
    NET UNREALIZED APPRECIATION ON FORWARD
       EXCHANGE CONTRACTS 2.1% ............                             23,950,196
    OTHER ASSETS, LESS LIABILITIES 7.8% ...                             90,906,295
                                                                    --------------
    NET ASSETS 100.0% .....................                         $1,155,980,828
                                                                    ==============

CURRENCY ABBREVIATIONS

AUD - Australian Dollar
BRL - Brazilian Real
CHF - Swiss Franc
EGP - Egyptian Pound
EUR - Euro
IDR - Indonesian Rupiah
JPY - Japanese Yen
KRW - South Korean Won
MXN - Mexican Peso
MYR - Malaysian Ringgit
NOK - Norwegian Krone
NZD - New Zealand Dollar
PEN - Peruvian Nuevo Sol
PLN - Polish Zloty
SEK - Swedish Krona

SELECTED PORTFOLIO ABBREVIATIONS

FGIC - Financial Guaranty Insurance Co.
FRN  - Floating Rate Note
FSA  - Financial Security Assurance Inc.
GO   - General Obligation
MBIA - Municipal Bond Investors Assurance Corp.


                               16 | Annual Report

Templeton Global Income Fund

(a)  The principal amount is stated in U.S. dollars unless otherwise indicated.

(b)  The coupon rate shown represents the rate at period end.

(c) The principal amount is stated in original face, and scheduled paydowns are reflected in the market price on ex-date.

(d) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Fund's Board of Trustees. At August 31, 2008, the value of this security was $11,872,882, representing 1.03% of net assets.

(e)  Principal amount is stated in 1,000 Brazilian Real Units.

(f)  Redemption price at maturity is adjusted for inflation. See Note 1(h).

(g)  The security is traded on a discount basis with no stated coupon rate.

(h)  Principal amount is stated in 100 Mexican Peso Units.

(i) Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. This security has been deemed liquid under guidelines approved by the Fund's Board of Trustees. At August 31, 2008, the value of this security was $1,159,806, representing 0.1% of net assets.

(j) A supranational organization is an entity formed by two or more central governments through international treaties.

(k)  Rounds to less than 0.1% of net assets.

(l)  Non-income producing for the twelve months ended August 31, 2008.

(m) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 17

Templeton Global Income Fund

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
August 31, 2008

Assets:
   Investments in securities:
      Cost - Unaffiliated issuers ...................................   $  958,140,590
      Cost - Sweep Money Fund (Note 7) ..............................       66,102,258
                                                                        --------------
      Total cost of investments .....................................   $1,024,242,848
                                                                        ==============
      Value - Unaffiliated issuers ..................................   $  975,022,079
      Value - Sweep Money Fund (Note 7) .............................       66,102,258
                                                                        --------------
      Total value of investments ....................................    1,041,124,337
   Cash on deposit with brokers for swap contracts ..................        1,400,000
   Foreign currency, at value (cost $106,554) .......................          108,716
   Receivables:
      Investment securities sold ....................................       73,314,090
      Capital shares issued for reinvestment of distributions .......          336,741
      Interest ......................................................       17,935,100
   Unrealized appreciation on forward exchange contracts (Note 8) ...       39,391,027
   Unrealized appreciation on swap contracts (Note 9) ...............        1,104,477
                                                                        --------------
         Total assets ...............................................    1,174,714,488
                                                                        --------------
Liabilities:
   Payables - Affiliates ............................................          596,424
   Unrealized depreciation on forward exchange contracts (Note 8) ...       15,440,831
   Unrealized depreciation on swap contracts (Note 9) ...............        2,445,626
   Accrued expenses and other liabilities ...........................          250,779
                                                                        --------------
         Total liabilities ..........................................       18,733,660
                                                                        --------------
            Net assets, at value ....................................   $1,155,980,828
                                                                        ==============
Net assets consist of:
   Paid-in capital ..................................................   $1,086,209,746
   Undistributed net investment income ..............................       52,183,826
   Net unrealized appreciation (depreciation) .......................       38,065,113
   Accumulated net realized gain (loss) .............................      (20,477,857)
                                                                        ==============
           Net assets, at value .....................................   $1,155,980,828
                                                                        ==============
   Shares outstanding ...............................................      131,144,349
                                                                        ==============
   Net asset value per share ........................................   $         8.81
                                                                        ==============

   The accompanying notes are an integral part of these financial statements.


                               18 | Annual Report

Templeton Global Income Fund

STATEMENT OF OPERATIONS
for the year ended August 31, 2008

Investment income:
   Dividends - Sweep Money Fund (Note 7) ............................   $    1,213,173
   Interest (net of foreign taxes of $1,708,800) ....................       65,157,617
                                                                        --------------
         Total investment income ....................................       66,370,790
                                                                        --------------
Expenses:
   Management fees (Note 3a) ........................................        5,896,519
   Administrative fees (Note 3b) ....................................        1,469,168
   Transfer agent fees ..............................................          258,695
   Custodian fees (Note 4) ..........................................          733,644
   Reports to shareholders ..........................................          160,649
   Registration and filing fees .....................................          117,437
   Professional fees ................................................           72,989
   Trustees' fees and expenses ......................................           98,650
   Other ............................................................           49,565
                                                                        --------------
         Total expenses .............................................        8,857,316
         Expense reductions (Note 4) ................................          (18,362)
                                                                        --------------
            Net expenses ............................................        8,838,954
                                                                        --------------
               Net investment income ................................       57,531,836
                                                                        --------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments ...................................................       79,451,013
      Foreign currency transactions .................................        7,909,011
                                                                        --------------
            Net realized gain (loss) ................................       87,360,024
                                                                        --------------
   Net change in unrealized appreciation (depreciation) on:
      Investments ...................................................      (42,041,688)
      Translation of other assets and liabilities denominated in
         foreign currencies .........................................       19,796,565
                                                                        --------------
            Net change in unrealized appreciation (depreciation) ....      (22,245,123)
                                                                        --------------
Net realized and unrealized gain (loss) .............................       65,114,901
                                                                        --------------
Net increase (decrease) in net assets resulting from operations .....   $  122,646,737
                                                                        ==============

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 19

Templeton Global Income Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                             YEAR ENDED AUGUST 31,
                                                                        -------------------------------
                                                                             2008             2007
                                                                        --------------   --------------
Increase (decrease) in net assets:
   Operations:
      Net investment income .........................................   $   57,531,836   $   52,159,912
      Net realized gain (loss) from investments and foreign
         currency transactions ......................................       87,360,024       86,430,721
      Net change in unrealized appreciation (depreciation) on
         investments and translation of assets and liabilities
         denominated in foreign currencies ..........................      (22,245,123)     (19,770,670)
                                                                        --------------   --------------
            Net increase (decrease) in net assets resulting from
               operations ...........................................      122,646,737      118,819,963
                                                                        --------------   --------------
   Distributions to shareholders from net investment income and
      net foreign currency gains ....................................     (140,177,810)    (117,111,037)
   Capital share transactions: (Note 2) .............................        3,098,161        6,855,066
                                                                        --------------   --------------
            Net increase (decrease) in net assets ...................      (14,432,912)       8,563,992
Net assets:
   Beginning of year ................................................    1,170,413,740    1,161,849,748
                                                                        --------------   --------------
   End of year ......................................................   $1,155,980,828   $1,170,413,740
                                                                        --------------   --------------
Undistributed net investment income included in net assets:
   End of year ......................................................   $   52,183,826   $   52,791,775
                                                                        ==============   ==============

   The accompanying notes are an integral part of these financial statements.


                               20 | Annual Report

Templeton Global Income Fund

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Global Income Fund (Fund) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as a non-diversified, closed-end investment company.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Corporate debt securities and government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.


                               Annual Report | 21

Templeton Global Income Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The Fund may also enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates or to gain exposure to certain foreign currencies. These contracts are valued daily by the Fund and the unrealized gains or losses on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, are included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.


                               22 | Annual Report

Templeton Global Income Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. INTEREST RATE SWAPS

The Fund may enter into interest rate swap contracts to hedge the risk of changes in interest rates. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The net interest receivable or payable is recorded as unrealized appreciation or depreciation. Payments received or made are recorded as realized gain or loss on the Statement of Operations. Interest rate swaps are marked to market daily based upon quotations from the market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When the swap contract is terminated early, the fund records a realized gain or loss equal to the difference between the current realized value and the expected cash flows. The risks of interest rate swaps include changes in the market conditions and the possible inability of the counterparty to fulfill its obligations under the agreement.

E. OPTIONS

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell securities, currencies, or other financial instruments at a specified price or exchange rate, or, in the case of index options, to receive or pay the difference between the index value and the strike price of the index option. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. Upon closing of an option which results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include the possibility there may be an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract. Writing options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

F. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of August 31, 2008, and has determined that no provision for income tax is required in the Fund's financial statements.

Foreign securities held by the Fund may be subject to foreign taxation on interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.


                               Annual Report | 23

Templeton Global Income Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

G. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Inflation-indexed bonds provide an inflation hedge through periodic increases or decreases in the security's interest accruals and principal redemption value, by amounts corresponding to the current rate of inflation. Any such adjustments, including adjustments to principal redemption value, are recorded as interest income.

H. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

I. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.


                               24 | Annual Report

Templeton Global Income Fund

2. SHARES OF BENEFICIAL INTEREST

At August 31, 2008, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:



                                                 YEAR ENDED AUGUST 31,
                                      -------------------------------------------
                                              2008                   2007
                                      --------------------   --------------------
                                       SHARES     AMOUNT      SHARES     AMOUNT
                                      -------   ----------   -------   ----------
Shares issued in reinvestment of
   distributions ..................   339,409   $3,098,161   759,079   $6,855,066


The Fund's Board of Trustees previously authorized an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, Fund shares in open-market transactions, at the discretion of management. This authorization remains in effect. Through August 31, 2008, the Fund had repurchased a total of 11,210,400 shares. During the years ended August 31, 2007 and 2008, there were no shares repurchased.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                            AFFILIATION
----------                                       ----------------------
Franklin Advisers, Inc. (Advisers)               Investment manager
Franklin Templeton Services, LLC (FT Services)   Administrative manager

A. MANAGEMENT FEES

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

ANNUALIZED FEE RATE                       NET ASSETS
-------------------   -------------------------------------------------
       0.550%         Up to and including $200 million
       0.500%         Over $200 million, up to and including $1 billion
       0.480%         Over $1 billion, up to and including $5 billion
       0.460%         Over $5 billion, up to and including $10 billion
       0.440%         Over $10 billion, up to and including $15 billion
       0.420%         Over $15 billion, up to and including $20 billion
       0.400%         In excess of $20 billion


                               Annual Report | 25

Templeton Global Income Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services based on the average daily net assets of the Fund as follows:

ANNUALIZED FEE RATE                        NET ASSETS
-------------------   ---------------------------------------------------
       0.150%         Up to and including $200 million
       0.135%         Over $200 million, up to and including $700 million
       0.100%         In excess of $700 million

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended August 31, 2008, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At August 31, 2008, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:
   2010 ......................................   $14,475,211
   2011 ......................................     4,209,282
                                                 -----------
                                                 $18,684,493
                                                 ===========

During the year ended August 31, 2008, the Fund utilized $6,018,510 of capital loss carryforwards.

The tax character of distributions paid during the years ended August 31, 2008 and August 31, 2007, was as follows:

                                                     2008           2007
                                                 ------------   ------------
Distributions paid from:
   Ordinary income .........................     $140,177,810   $117,111,037

At August 31, 2008, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments .........................................   $1,028,028,321
                                                                --------------
Unrealized appreciation .....................................   $   50,808,935
Unrealized depreciation .....................................      (37,712,919)
                                                                --------------
Net unrealized appreciation (depreciation) ..................   $   13,096,016
                                                                ==============
Distributable earnings - undistributed ordinary income ......   $   75,601,158
                                                                ==============


                               26 | Annual Report

Templeton Global Income Fund

5. INCOME TAXES (CONTINUED)

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, interest rate swaps, and bond discounts and premiums and inflation related adjustments on foreign securities.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, and bond discounts and premiums.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended August 31, 2008, aggregated $673,955,761 and $781,263,273, respectively.

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. FORWARD EXCHANGE CONTRACTS

At August 31, 2008, the Fund had the following forward exchange contracts outstanding:

                                                  CONTRACT        SETTLEMENT    UNREALIZED     UNREALIZED
                                                  AMOUNT(a)          DATE      APPRECIATION   DEPRECIATION
                                             ------------------   ----------   ------------   ------------
CONTRACTS TO BUY
   223,340,000  Japanese Yen ..............        2,010,261         9/04/08    $     42,406   $         --
   225,000,000  Indian Rupee ..............        7,816,843 NZD     9/24/08              --       (338,034)
   538,227,400  Japanese Yen ..............        4,880,000         9/25/08          72,348             --
   803,615,400  Japanese Yen ..............        7,245,000         9/26/08         149,641             --
   779,666,250  Kazakhstani Tenge .........        6,150,000        10/10/08         359,966             --
   314,875,000  Chilean Peso ..............          625,000        10/20/08              --        (13,492)
   141,373,750  Chilean Peso ..............          280,000        10/22/08              --         (5,488)
   252,100,000  Chilean Peso ..............          500,000        10/23/08              --        (10,525)
     3,571,898  Swiss Franc ...............        3,100,000        10/27/08         145,610             --
   412,800,000  Kazakhstani Tenge .........        3,225,000        11/03/08         221,462             --
 1,730,664,000  Japanese Yen ..............       15,600,000        11/04/08         362,865             --
    10,600,000  Swiss Franc ...............        9,591,241        11/06/08          41,335             --
 1,950,000,000  Japanese Yen ..............       17,934,333        11/13/08          60,268             --
 1,508,082,050  Japanese Yen ..............       14,224,505        11/14/08              --       (307,178)
 4,318,461,667  Japanese Yen ..............       40,427,464        12/02/08              --       (534,155)
     5,170,000  Euro ......................       19,103,150 RON    12/03/08              --       (215,276)
     4,310,000  Euro ......................       15,630,215 RON    12/04/08              --        (58,640)
   543,250,000  Japanese Yen ..............        5,082,708        12/05/08              --        (63,293)


                               Annual Report | 27

Templeton Global Income Fund

8. FORWARD EXCHANGE CONTRACTS (CONTINUED)

                                                  CONTRACT        SETTLEMENT    UNREALIZED     UNREALIZED
                                                  AMOUNT(a)          DATE      APPRECIATION   DEPRECIATION
                                             ------------------   ----------   ------------   ------------
CONTRACTS TO BUY (CONTINUED)
 1,664,019,000 Kazakhstani Tenge .........       12,810,000        12/22/08    $  1,050,408   $         --
 1,056,356,000 Kazakhstani Tenge .........        8,236,694         1/16/09         548,986             --
 1,946,000,000 Kazakhstani Tenge .........       15,203,125         1/20/09         977,809             --
   128,800,000 Japanese Yen ..............        1,234,284         1/22/09              --        (40,599)
     3,024,013 Peruvian Nuevo Sol ........       11,778,504 MXN     1/22/09              --       (102,382)
    47,978,579 Malaysian Ringgit .........       14,941,943         1/23/09              --       (768,930)
    28,641,145 Singapore Dollar ..........       20,469,658         1/23/09              --       (141,552)
     9,301,302 Australian Dollar .........        7,905,177         1/30/09              --        (55,120)
    89,650,000 Swedish Krona .............       13,858,616         1/30/09              --        (89,732)
   832,775,000 Indian Rupee ..............       26,988,728 NZD     2/27/09         222,525             --
    29,978,900 Swedish Krona .............        3,199,422 EUR     4/29/09              --        (55,470)
   760,290,277 Kazakhstani Tenge .........       66,628,423 MXN     5/27/09          34,554             --
   205,190,790 Russian Ruble .............       92,527,712 MXN     6/16/09              --       (513,566)
 1,350,000,000 Japanese Yen ..............        8,320,596 EUR     7/22/09         635,954             --
     3,370,207 Malaysian Ringgit .........          680,053 EUR     8/05/09          16,921             --
   647,291,600 Japanese Yen ..............        4,154,187 EUR     8/21/09          85,496             --
   321,024,200 Japanese Yen ..............        2,058,375 EUR     8/26/09          46,658             --
CONTRACTS TO SELL
 3,844,304,900 South Korean Won ..........        4,665,135 CHF    11/13/08         713,289             --
    29,900,000 Romanian Leu-New ..........       66,311,821 NOK    11/17/08              --        (56,226)
 5,536,655,000 South Korean Won ..........        6,832,087 CHF    11/17/08       1,130,755             --
23,799,300,000 South Korean Won ..........       28,063,107 CHF    11/25/08       3,679,415             --
 4,455,360,000 South Korean Won ..........        5,302,801 CHF    11/26/08         733,660             --
11,930,418,000 South Korean Won ..........       14,207,831 CHF    11/28/08       1,972,633             --
 4,542,277,200 South Korean Won ..........        5,492,675 CHF    12/02/08         827,317             --
14,416,140,000 South Korean Won ..........       17,258,431 CHF    12/03/08       2,467,941             --
     2,470,410 Euro ......................      387,701,205 JPY    12/08/08              --        (22,259)
    22,879,675 Romanian Leu-New ..........       59,057,475 SEK    12/15/08              --       (182,930)
    30,997,821 Mexican Peso ..............      107,782,523 INR     1/22/09              --       (526,582)
     6,992,355 Euro ......................       10,194,504         1/28/09          16,485             --
     6,992,355 Euro ......................       10,203,594         1/29/09          26,086             --
     2,796,098 Euro ......................        4,060,969         1/29/09              --         (8,806)
26,940,885,209 South Korean Won ..........       28,307,277         1/30/09       3,629,709             --
 3,964,380,685 South Korean Won ..........        4,513,338 CHF     1/30/09         473,945             --
     2,795,469 Euro ......................        4,099,835         2/04/09          32,201             --
     1,456,071 New Zealand Dollar ........   17,220,786,465 VND     2/12/09              --        (22,225)
    25,511,568 Romanian Leu-New ..........      168,025,426 CZK     2/12/09              --       (318,742)
     9,325,755 Romanian Leu-New ..........       61,718,779 CZK     2/17/09              --        (95,708)
     4,433,751 Euro ......................        6,404,776         2/19/09              --        (41,836)
     1,943,304 New Zealand Dollar ........   23,013,322,033 VND     2/20/09              --        (30,443)
    15,612,964 Euro ......................       22,708,562         2/23/09          12,087             --
    31,225,928 Euro ......................    4,803,984,119 JPY     2/23/09              --       (780,314)
    15,612,964 Euro ......................       22,679,548         2/23/09              --        (16,927)
    10,408,643 Euro ......................       15,212,232         2/25/09          82,766             --
    20,817,285 Euro ......................    3,205,789,029 JPY     2/25/09              --       (484,294)


                               28 | Annual Report

Templeton Global Income Fund

8. FORWARD EXCHANGE CONTRACTS (CONTINUED)

                                                    CONTRACT        SETTLEMENT    UNREALIZED     UNREALIZED
                                                    AMOUNT(a)          DATE      APPRECIATION   DEPRECIATION
                                               ------------------   ----------   ------------   ------------
CONTRACTS TO SELL (CONTINUED)
 4,213,560,000   South Korean Won ..........        4,440,000         2/25/09    $    582,312   $         --
    20,817,286   Euro ......................       30,435,288         2/26/09         177,752             --
    10,408,643   Euro ......................    1,596,342,351 JPY     2/26/09              --       (301,390)
    46,838,891   Euro ......................    7,282,833,439 JPY     2/27/09              --       (426,668)
    67,656,178   Euro ......................       99,795,984         2/27/09       1,463,531             --
     6,663,669   Romanian Leu-New ..........       43,173,911 CZK     2/27/09              --       (118,433)
 4,206,056,400   South Korean Won ..........        4,440,000         2/27/09         589,283             --
    10,408,642   Euro ......................       15,602,138         3/03/09         476,861             --
    15,612,963   Euro ......................       23,355,848         3/04/09         668,978             --
 4,183,368,000   South Korean Won ..........        4,440,000         3/04/09         610,308             --
     5,204,321   Euro ......................        7,838,228         3/09/09         277,682             --
     5,204,321   Euro ......................      800,414,161 JPY     3/09/09              --       (120,973)
     5,204,321   Euro ......................        7,863,469         3/10/09         303,271             --
     3,903,240   Euro ......................      598,347,176 JPY     3/10/09              --       (108,374)
     5,204,321   Euro ......................        7,952,801         3/17/09         395,043             --
 8,880,000,000   South Korean Won ..........        9,168,452 CHF     3/27/09         217,859             --
 3,474,633,000   South Korean Won ..........        3,594,075 CHF     4/01/09          91,609             --
    22,118,365   Euro ......................    3,425,226,585 JPY     4/06/09              --       (199,448)
 4,440,000,000   South Korean Won ..........        4,606,494 CHF     4/06/09         130,168             --
     6,070,000   British Pound Sterling ....       11,795,345         4/07/09         887,748             --
     4,042,329   British Pound Sterling ....       10,573,682 SGD     4/14/09         266,060             --
    23,070,241   Euro ......................       48,638,601 SGD     4/14/09       1,165,183             --
    15,784,902   Euro ......................       24,420,769         4/14/09       1,527,352             --
     7,690,080   Euro ......................    1,196,288,070 JPY     4/14/09              --         (9,345)
     4,047,411   Euro ......................        8,428,572 SGD     4/17/09         131,431             --
    12,142,233   Euro ......................       25,418,551 SGD     4/20/09         493,121             --
     4,036,257   Euro ......................       19,670,698 MYR     4/21/09              --        (32,416)
     2,018,128   Euro ......................        4,226,767 SGD     4/24/09          84,341             --
     3,023,402   British Pound Sterling ....       18,167,744 MYR     4/27/09              --        (51,406)
     2,018,128   Euro ......................        4,212,842 SGD     4/27/09          75,131             --
    16,563,648   New Zealand Dollar ........      507,510,181 INR     4/28/09          88,908             --
     1,007,801   British Pound Sterling ....        6,092,359 MYR     4/30/09              --         (5,958)
     1,311,783   Euro ......................        2,680,104 SGD     5/06/09           8,720             --
     1,007,801   British Pound Sterling ....        6,073,714 MYR     5/07/09              --        (10,556)
    52,217,395   Mexican Peso ..............    2,279,289,302 CLP     5/15/09              --       (540,745)
    36,225,716   Mexican Peso ..............    1,576,615,600 CLP     5/20/09              --       (383,347)
    50,000,000   Mexican Peso ..............      196,105,000 INR     5/20/09              --       (305,279)
     7,566,528   Euro ......................       11,663,992         6/10/09         717,239             --
    92,945,816   Mexican Peso ..............      206,423,363 RUB     6/10/09              --       (507,409)
    29,507,162   Mexican Peso ..............    1,334,726,977 CLP     6/12/09              --       (213,271)
    38,716,472   Euro ......................      191,669,461 MYR     6/16/09         758,155             --
   194,757,301   Mexican Peso ..............      432,760,932 RUB     6/16/09              --     (1,046,835)
    37,054,099   Euro ......................      183,084,303 MYR     6/17/09         623,136             --
   106,279,890   Mexican Peso ..............      237,713,212 RUB     6/19/09              --       (507,850)


                               Annual Report | 29

Templeton Global Income Fund

8. FORWARD EXCHANGE CONTRACTS (CONTINUED)

                                                    CONTRACT        SETTLEMENT    UNREALIZED     UNREALIZED
                                                    AMOUNT(a)          DATE      APPRECIATION   DEPRECIATION
                                               ------------------   ----------   ------------   ------------
CONTRACTS TO SELL (CONTINUED)
    61,955,606   Mexican Peso ..............      136,619,484 RUB     7/10/09     $        --   $   (364,887)
     4,919,150   Euro ......................        7,604,637         7/13/09         496,615             --
     2,459,575   Euro ......................        5,084,310 SGD     7/13/09          77,493             --
    30,888,068   Mexican Peso ..............       68,008,329 RUB     7/13/09              --       (185,403)
     2,459,575   Euro ......................        5,091,984 SGD     7/14/09          83,251             --
     2,837,971   Euro ......................      130,059,916 TWD     7/14/09          21,066             --
     1,891,981   Euro ......................        9,423,957 MYR     7/14/09          58,075             --
     4,919,150   Euro ......................        7,613,104         7/14/09         505,345             --
     3,897,480   Euro ......................      179,843,784 TWD     7/15/09          68,060             --
     4,919,150   Euro ......................        7,691,583         7/15/09         584,087             --
     4,654,272   Euro ......................       23,285,043 MYR     7/15/09         173,466             --
     2,459,575   Euro ......................        5,134,650 SGD     7/15/09         114,005             --
     1,210,868   Euro ......................        6,055,551 MYR     7/16/09          44,525             --
       529,755   Euro ......................       24,527,657 TWD     7/16/09          11,905             --
     2,459,575   Euro ......................        3,861,041         7/17/09         307,555             --
     1,229,787   Euro ......................       57,023,379 TWD     7/17/09          30,371             --
     1,229,787   Euro ......................        6,152,870 MYR     7/17/09          46,115             --
     1,229,787   Euro ......................        2,555,251 SGD     7/17/09          48,656             --
     1,891,981   Euro ......................        2,946,287         7/22/09         213,342             --
     4,351,556   Euro ......................        6,807,139         7/24/09         521,829             --
     1,229,787   Euro ......................        2,558,154 SGD     7/24/09          51,702             --
       851,391   Euro ......................        4,283,433 MYR     7/24/09          39,413             --
     1,343,306   Euro ......................       61,951,258 TWD     7/24/09          23,034             --
    14,610,919   Mexican Peso ..............       32,786,902 RUB     7/24/09              --        (62,369)
    14,610,919   Mexican Peso ..............       40,787,841 TWD     7/24/09              --        (61,169)
       336,331   Euro ......................        1,687,374 MYR     7/31/09          14,342             --
     8,457,907   New Zealand Dollar ........   56,133,438,372 IDR     8/05/09          96,321             --
     9,038,612   New Zealand Dollar ........      151,667,902 RUB     8/12/09              --        (93,460)
     4,411,955   New Zealand Dollar ........       73,838,479 RUB     8/14/09              --        (53,029)
     4,168,252   New Zealand Dollar ........   50,512,959,923 VND     8/14/09              --        (58,790)
Unrealized appreciation (depreciation) on
   offsetting forward exchange contracts ...                                        2,075,771     (3,771,297)
                                                                                  -----------   ------------
   Unrealized appreciation (depreciation)on
      forward exchange contracts ...........                                       39,391,027    (15,440,831)
                                                                                  -----------   ------------
      NET UNREALIZED APPRECIATION
         (DEPRECIATION)ON FORWARD EXCHANGE
         CONTRACTS .........................                                      $23,950,196
                                                                                  ===========

(a)  In U.S. Dollar unless otherwise indicated.


                               30 | Annual Report

Templeton Global Income Fund

8. FORWARD EXCHANGE CONTRACTS (CONTINUED)

CURRENCY ABBREVIATIONS

CHF - Swiss Franc
CLP - Chilean Peso
CZK - Czech Koruna
EUR - Euro
IDR - Indonesian Rupiah
INR - Indian Rupee
JPY - Japanese Yen
MXN - Mexican Peso
MYR - Malaysian Ringgit
NOK - Norwegian Krone
NZD - New Zealand Dollar
RON - Romanian Leu-New
RUB - Russian Ruble
SEK - Swedish Krona
SGD - Singapore Dollar
TWD - Taiwanese Dollar
VND - Vietnamese Dong

9. INTEREST RATE SWAPS

At August 31, 2008, the Fund had the following interest rate swap contracts outstanding:

                RECEIVE-
COUNTER-         FIXED              PAY -             NOTIONAL PRINCIPAL   EXPIRATION    UNREALIZED     UNREALIZED
PARTY             RATE          FLOATING RATE              AMOUNT(a)          DATE      APPRECIATION   DEPRECIATION
--------        -------   -------------------------   ------------------   ----------   ------------   ------------
JPMorgan         7.16%    NZD Bank Bill Rate               5,740,000 NZD     7/31/13     $   13,622    $        --
JPMorgan         7.12%    NZD Bank Bill Rate               5,750,000 NZD     8/01/13          7,042             --
JPMorgan         7.06%    NZD Bank Bill Rate               5,750,000 NZD     8/04/13             --         (4,139)
JPMorgan         7.04%    NZD Bank Bill Rate              11,500,000 NZD     8/05/13             --        (16,687)
JPMorgan         7.05%    NZD Bank Bill Rate               2,875,000 NZD     8/06/13             --         (4,011)
JPMorgan         7.05%    NZD Bank Bill Rate               2,875,000 NZD     8/07/13             --         (2,354)
JPMorgan         7.00%    NZD Bank Bill Rate               3,045,600 NZD     8/14/13             --         (6,058)
JPMorgan         7.06%    Tasa Nominal Annual Rate     2,646,000,000 CLP     6/13/18             --       (268,889)
Merrill Lynch    7.05%    Tasa Nominal Annual Rate     7,900,000,000 CLP     6/13/18             --       (810,274)
Merrill Lynch    7.09%    Tasa Nominal Annual Rate     8,650,000,000 CLP     6/16/18             --       (866,898)
JPMorgan         7.15%    Tasa Nominal Annual Rate     2,700,000,000 CLP     6/18/18             --       (250,076)
JPMorgan         7.85%    Tasa Nominal Annual Rate       702,800,000 CLP     7/11/18          3,484             --
JPMorgan         7.86%    Tasa Nominal Annual Rate       705,600,000 CLP     7/17/18          1,799             --
Merrill Lynch    7.40%    Tasa Nominal Annual Rate       580,000,000 CLP     7/30/18             --        (34,771)
Merrill Lynch    7.40%    Tasa Nominal Annual Rate       580,000,000 CLP     8/06/18             --        (33,661)
JPMorgan         7.50%    Tasa Nominal Annual Rate     1,210,680,000 CLP     8/07/18             --        (54,013)
Merrill Lynch    7.51%    Tasa Nominal Annual Rate       580,000,000 CLP     8/07/18             --        (25,102)
JPMorgan         7.50%    Tasa Nominal Annual Rate     1,208,320,000 CLP     8/13/18             --        (55,484)
Merrill Lynch    9.03%    MXN Interbank Equilibrium
                             Interest Rate               723,000,000 MXN     8/17/18        742,190             --
JPMorgan         7.67%    Tasa Nominal Annual Rate       415,200,000 CLP     8/29/18             --        (13,209)
Merrill Lynch    9.10%    MXN Interbank Equilibrium
                             Interest Rate               240,000,000 MXN     8/04/28        336,340             --
                                                                                         ----------    -----------
   Unrealized appreciation (depreciation) on interest rate swap contracts ...........    $1,104,477    $(2,445,626)
                                                                                         ----------    -----------
      NET UNREALIZED APPRECIATION (DEPRECIATION) ON INTEREST RATE SWAP CONTRACTS ....                  $(1,341,149)
                                                                                                       ===========

(a)  In U.S. Dollar unless otherwise indicated.


                               Annual Report | 31

Templeton Global Income Fund

9. INTEREST RATE SWAPS (CONTINUED)

CURRENCY ABBREVIATIONS

CLP - Chilean Peso
MXN - Mexican Peso
NZD - New Zealand Dollar

10. CREDIT RISK

The Fund has 10.42% of its portfolio invested in high yield, senior secured floating rate notes, or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

11. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

12. NEW ACCOUNTING PRONOUNCEMENTS

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, "Fair Value Measurement" (SFAS 157), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.

In March 2008, FASB issued FASB Statement No. 161, "Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133" (SFAS 161), which expands disclosures about derivative investments and hedging activities. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. The Fund is currently evaluating the impact, if any, of applying the various provisions of SFAS 161.


                               32 | Annual Report

Templeton Global Income Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF TEMPLETON GLOBAL INCOME FUND

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Global Income Fund (the "Fund") at August 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2008 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
October 21, 2008


                               Annual Report | 33

Templeton Global Income Fund

TAX DESIGNATION (UNAUDITED)

Under Section 871(k)(1)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $1,255,909 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended August 31, 2008.

At August 31, 2008, more than 50% of the Templeton Global Income Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This designation will allow shareholders of record on August 18, 2008, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income and foreign qualified dividends as designated by the Fund to Class A shareholders of record.

RECORD DATE: 8/18/2008

             FOREIGN TAX      FOREIGN            FOREIGN
                 PAID      SOURCE INCOME   QUALIFIED DIVIDENDS
CLASS         PER SHARE      PER SHARE          PER SHARE
-----        -----------   -------------   -------------------
Class A ..     $0.0130        $0.4464            $0.0000

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund's distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.(1)

Foreign Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends the Fund paid to you, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.(1)


                               34 | Annual Report

Templeton Global Income Fund

In January 2009, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2008. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2008 individual income tax returns.

(1) Qualified dividends are taxed at a maximum rate of 15% (5% for those in the 10% and 15% income tax bracket). In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.


                               Annual Report | 35

Templeton Global Income Fund

ANNUAL MEETING OF SHAREHOLDERS, FEBRUARY 22, 2008

The Annual Meeting of Shareholders of the Fund was held at the Fund's offices, 500 E. Broward Blvd., Fort Lauderdale, Florida, on February 22, 2008. The purpose of the meeting was to elect four Trustees of the Fund. At the meeting, the following persons were elected by the shareholders to serve as Trustees of the Fund: Ann Torre Bates, Edith E. Holiday, Frank A. Olson and Constantine D. Tseretopoulos.* No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

The election of four Trustees:

                                                   % OF                                % OF
                                                  SHARES                              SHARES
                                       % OF      PRESENT                   % OF      PRESENT
                                   OUTSTANDING     AND                 OUTSTANDING     AND
                        FOR           SHARES      VOTING    WITHHELD      SHARES      VOTING
                     -----------   -----------   --------  ---------   -----------   --------
TERM EXPIRING 2011
Edith E. Holiday .   109,538,943      83.70%      98.09%   2,136,742      1.63%       1.91%
Frank A. Olson ...   109,421,633      83.61%      97.98%   2,254,052      1.72%       2.02%
Constantine D.
   Tseretopoulos .   109,378,721      83.57%      97.94%   2,296,964      1.76%       2.06%

TERM EXPIRING 2009
Ann Torre Bates ..   109,569,992      83.72%      98.11%   2,105,693      1.61%       1.89%

* Harris J. Ashton, Frank J. Crothers, Charles B. Johnson, Gregory E. Johnson, David W. Niemiec, Larry D. Thompson and Robert E. Wade are Trustees of the Fund who are currently serving and whose terms of office continued after the Annual Meeting of Shareholders.


                                36 | Annual Report

Templeton Global Income Fund

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") with the following features:

Shareholders must affirmatively elect to participate in the Plan. If you decide to use this service, share dividends and capital gains distributions will be reinvested automatically in shares of the Fund for your account. BNY Mellon Shareowner Services, P.O. Box 358035, Pittsburgh, PA, 15252-8035, will provide additional Plan information upon request.

Whenever the Fund declares dividends in either cash or shares of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in shares at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional cash payments to the Plan Administrator, in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments shall be made by check or money order payable to "BNY Mellon" and sent to BNY Mellon Shareowner Services, P.O. Box 382009, Pittsburgh, PA, 15252-8009,
Attention: Templeton Global Income Fund. The Plan Administrator will apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of Fund shares on the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested. The Plan Administrator's fee for a sale of shares through the Plan is $15.00 per transaction plus a $0.12 per share trading fee.

A participant may withdraw from the Plan without penalty at any time by written notice to the Plan Administrator sent to BNY Mellon Shareowner Services, P. O. Box 358035, Pittsburgh, PA, 15252-8035. Upon withdrawal, the participant will receive, without charge, share certificates issued in the participant's name for all full shares held by the Plan Administrator; or, if the participant wishes, the Plan Administrator will sell the shares and send the proceeds to the participant, less a service charge of $15.00 and less trading fees of $0.12 per share.

DIRECT DEPOSIT SERVICE FOR REGISTERED SHAREHOLDERS

Cash distributions can now be electronically credited to a checking or savings account at any financial institution that participates in the Automated Clearing House ("ACH") system. The Direct Deposit service is provided for registered shareholders at no charge. To enroll in the service, access your account online by going to http://vault.bnymellon.com/isd or dial 1-800-416-5585 (toll free) and follow the instructions. Direct Deposit will begin with the next scheduled distribution payment date following enrollment in the service.


                               Annual Report | 37

Templeton Global Income Fund

TRANSFER AGENT

BNY Mellon Shareowner Services
P.O. Box 358035
Pittsburgh, PA 15252-8035
1-800-416-5585
www.bnymellon.com

DIRECT REGISTRATION

If you are a registered shareholder of the Fund, purchases of shares of the Fund can be electronically credited to your Fund account at BNY Mellon Shareowner Services through Direct Registration. This service provides shareholders with a convenient way to keep track of shares through book-entry transactions, to electronically move book-entry shares between broker-dealers, transfer agents and DRS eligible issuers, and eliminates the possibility of lost certificates. For additional information, please contact BNY Mellon Shareowner Services at 1-800-416-5585.

SHAREHOLDER INFORMATION

Shares of Templeton Global Income Fund are traded on the New York Stock Exchange under the symbol "GIM." Information about the net asset value and the market price is published each Monday in the Wall Street Journal, weekly in Barron's and each Saturday in The New York Times and other newspapers. Daily market prices for the Fund's shares are published in the "the New York Stock Exchange Composite Transactions" section of newspapers.

For current information about distributions and shareholder accounts, call 1-800-416-5585. Registered shareholders can access their Fund account on-line with Investor ServiceDirect(R). For information go to BNY Mellon Shareowner Services' web site at https://vault.bnymellon.com/isd and follow the instructions.

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. Pacific time any business day at 1-800/DIAL BEN(R)(1-800/342-5236). The Fund's net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.'s Mutual Fund Quotation Service ("NASDAQ MFQS").

Shareholders not receiving copies of reports to shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund's mailing list by writing Templeton Global Income Fund, 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.


                                38 | Annual Report

Templeton Global Income Fund

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves a three-year term that continues until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

                                                                           NUMBER OF
                                                                         PORTFOLIOS IN
                                                                         FUND COMPLEX
NAME, YEAR OF BIRTH                                     LENGTH OF         OVERSEEN BY
AND ADDRESS                          POSITION          TIME SERVED       BOARD MEMBER*       OTHER DIRECTORSHIPS HELD
-------------------              ---------------   ------------------   --------------   ---------------------------------
HARRIS J. ASHTON (1932)          Trustee           Since 1993           143              Bar-S Foods (meat packing
500 East Broward Blvd.                                                                   company).
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and
President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until
1998).

ANN TORRE BATES (1958)           Trustee           Since                28               SLM Corporation (Sallie Mae) and
500 East Broward Blvd.                             January 2008                          Allied Capital Corporation
Suite 2100                                                                               (financial services).
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Independent strategic and financial consultant; and FORMERLY, Executive Vice President and Chief Financial Officer, NHP
Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until
1995).

FRANK J. CROTHERS (1944)         Trustee           Since 1999           21               Fortis, Inc. (utility holding
500 East Broward Blvd.                                                                   company), Nuinsco Resources
Suite 2100                                                                               Limited (mineral exploration),
Fort Lauderdale, FL 33394-3091                                                           Royal Fidelity Merchant Bank &
                                                                                         Trust Limited (financial
                                                                                         services), C.A. Bancorp Inc.
                                                                                         (financial services), Victory
                                                                                         Nickel Inc. (mineral
                                                                                         exploration), ABACO Markets
                                                                                         Limited (retail distributors) and
                                                                                         Belize Electricity Limited
                                                                                         (electric utility).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman, Island Corporate Holdings Ltd.; Director and Vice Chairman, Caribbean Utilities Company Ltd.; Director, Provo
Power Company Ltd.; director of various other business and nonprofit organizations; and FORMERLY, Chairman, Atlantic
Equipment & Power Ltd. (1977-2003).


                               Annual Report | 39

                                                                           NUMBER OF
                                                                         PORTFOLIOS IN
                                                                         FUND COMPLEX
NAME, YEAR OF BIRTH                                     LENGTH OF         OVERSEEN BY
AND ADDRESS                          POSITION          TIME SERVED       BOARD MEMBER*       OTHER DIRECTORSHIPS HELD
-------------------              ---------------   ------------------   --------------   ---------------------------------
EDITH E. HOLIDAY (1952)          Lead              Trustee since        143              Hess Corporation (exploration and
500 East Broward Blvd.           Independent       1996 and Lead                         refining of oil and gas), H.J.
Suite 2100                       Trustee           Independent                           Heinz Company (processed foods
Fort Lauderdale, FL 33394-3091                     Trustee since                         and allied products), RTI
                                                   2007                                  International Metals, Inc.
                                                                                         (manufacture and distribution of
                                                                                         titani um), Canadian National
                                                                                         Railway (rail road) and White
                                                                                         Mountains Insurance Group, Ltd.
                                                                                         (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and
Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor
to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department
(1988-1989).

DAVID W. NIEMIEC (1949)          Trustee           Since 2005           21               Emeritus Corporation (assisted
500 East Broward Blvd.                                                                   living) and OSI Pharmaceuticals,
Suite 2100                                                                               Inc. (pharmaceutical products).
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Advisor, Saratoga Partners (private equity fund); and FORMERLY, Managing Director, Saratoga Partners (1998-2001) and SBC
Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking)
(1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).

FRANK A. OLSON (1932)            Trustee           Since 2003           143              Hess Corporation (exploration and
500 East Broward Blvd.                                                                   refining of oil and gas) and
Suite 2100                                                                               Sentient Jet (private jet
Fort Lauderdale, FL 33394-3091                                                           service).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive
Officer (1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation
(airlines).

LARRY D. THOMPSON (1945)         Trustee           Since 2005           143              None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and
FORMERLY, Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider)
(1997-2001); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of
Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

CONSTANTINE D. TSERETOPOULOS     Trustee           Since 1999           21               None
(1954)
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Physician, Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and FORMERLY, Cardiology
Fellow, University of Maryland (1985-1987) and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).


                               40 | Annual Report

                                                                           NUMBER OF
                                                                         PORTFOLIOS IN
                                                                         FUND COMPLEX
NAME, YEAR OF BIRTH                                     LENGTH OF         OVERSEEN BY
AND ADDRESS                          POSITION          TIME SERVED       BOARD MEMBER*       OTHER DIRECTORSHIPS HELD
-------------------              ---------------   ------------------   --------------   ---------------------------------
ROBERT E. WADE (1946)            Trustee           Since 2006           35               El Oro and Exploration Co.,
500 East Broward Blvd.                                                                   p.l.c. (investments) and ARC
Suite 2100                                                                               Wireless Solutions, Inc.
Fort Lauderdale, FL 33394-3091                                                           (wireless components and network
                                                                                         products).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Practicing attorney.

INTERESTED BOARD MEMBERS AND OFFICERS

                                                                           NUMBER OF
                                                                         PORTFOLIOS IN
                                                                         FUND COMPLEX
NAME, YEAR OF BIRTH                                     LENGTH OF         OVERSEEN BY
AND ADDRESS                          POSITION          TIME SERVED       BOARD MEMBER*       OTHER DIRECTORSHIPS HELD
-------------------              ---------------   ------------------   --------------   ---------------------------------
**CHARLES B. JOHNSON (1933)      Trustee,          Trustee, Chairman    143              None
One Franklin Parkway             Chairman of       of the Board
San Mateo, CA 94403-1906         the Board and     since 1995 and
                                 Vice President    Vice President
                                                   since 1993

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton
Worldwide, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.

**GREGORY E. JOHNSON (1961)      Trustee           Since 2007           94               None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, President and Chief Executive Officer, Franklin Resources, Inc.; President, Templeton Worldwide, Inc.; Director,
Templeton Asset Management Ltd.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 33 of the investment companies in Franklin Templeton Investments.

JAMES M. DAVIS (1952)            Chief             Chief Compliance     Not Applicable   Not Applicable
One Franklin Parkway             Compliance        Officer since 2004
San Mateo, CA 94403-1906         Officer and       and Vice President
                                 Vice President    - AML Compliance
                                 - AML             since 2006
                                 Compliance

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance,
Franklin Resources, Inc. (1994-2001).


                               Annual Report | 41

                                                                           NUMBER OF
                                                                         PORTFOLIOS IN
                                                                         FUND COMPLEX
NAME, YEAR OF BIRTH                                     LENGTH OF         OVERSEEN BY
AND ADDRESS                          POSITION          TIME SERVED       BOARD MEMBER*       OTHER DIRECTORSHIPS HELD
-------------------              ---------------   ------------------   --------------   ---------------------------------
LAURA F. FERGERSON (1962)        Chief Financial   Since                Not Applicable   Not Applicable
One Franklin Parkway             Officer and       February 2008
San Mateo, CA 94403-1906         Chief
                                 Accounting
                                 Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004);
Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President,
Franklin Templeton Services, LLC (1997-2003).

JIMMY D. GAMBILL (1947)          Vice President    Since                Not Applicable   Not Applicable
500 East Broward Blvd.                             February 2008
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

DAVID P. GOSS (1947)             Vice President    Since 2000           Not Applicable   Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of
Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

RUPERT H. JOHNSON, JR. (1940)    Vice President    Since 1996           Not Applicable   Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.
and Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments.

JOHN R. KAY (1940)               Vice President    Since 1994           Not Applicable   Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Templeton Worldwide, Inc.; Senior Vice President, Franklin Templeton Services, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 32 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Vice President and Controller, Keystone Group, Inc.


                               42 | Annual Report

                                                                           NUMBER OF
                                                                         PORTFOLIOS IN
                                                                         FUND COMPLEX
NAME, YEAR OF BIRTH                                     LENGTH OF         OVERSEEN BY
AND ADDRESS                          POSITION          TIME SERVED       BOARD MEMBER*       OTHER DIRECTORSHIPS HELD
-------------------              ---------------   ------------------   --------------   ---------------------------------
CHRISTOPHER J. MOLUMPHY (1962)   President and     Since 2002           Not Applicable   Not Applicable
One Franklin Parkway             Chief
San Mateo, CA 94403-1906         Executive
                                 Officer -
                                 Investment
                                 Management

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director and Executive Vice President, Franklin Advisers, Inc.; and officer of some of the other subsidiaries of Franklin
Resources, Inc. and of six of the investment companies in Franklin Templeton Investments.

ROBERT C. ROSSELOT (1960)        Secretary         Since 2004           Not Applicable   Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice
President and Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust
International of the South; and officer of 14 of the investment companies in Franklin Templeton Investments.

GREGORY R. SEWARD (1956)         Treasurer         Since 2004           Not Applicable   Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Templeton Services, LLC; officer of 18 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Vice President, JPMorgan Chase (2000-2004) and American General Financial Group (1991-2000).

CRAIG S. TYLE (1960)             Vice President    Since 2005           Not Applicable   Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of
Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner,
Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).


                               Annual Report | 43

                                                                           NUMBER OF
                                                                         PORTFOLIOS IN
                                                                         FUND COMPLEX
NAME, YEAR OF BIRTH                                     LENGTH OF         OVERSEEN BY
AND ADDRESS                          POSITION          TIME SERVED       BOARD MEMBER*       OTHER DIRECTORSHIPS HELD
-------------------              ---------------   ------------------   --------------   ---------------------------------
GALEN VETTER (1951)              Senior Vice       Since                Not Applicable   Not Applicable
500 East Broward Blvd.           President and     February 2008
Suite 2100                       Chief Executive
Fort Lauderdale, FL 33394-3091   Officer -
                                 Finance and
                                 Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Templeton Services, LLC; officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Managing Director, RSM
McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and 1991-2004).

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson is considered to be interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's investment manager. Gregory E. Johnson is considered to be interested person of the Fund under the federal securities laws due to his position as officer and director Resources.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED EACH OF ANN TORRE BATES AND DAVID W. NIEMIEC AS AN AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MS. BATES AND MR. NIEMIEC QUALIFY AS SUCH AN EXPERT IN VIEW OF THEIR EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE. MS. BATES HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE JANUARY 2008. SHE CURRENTLY SERVES AS A DIRECTOR OF SLM CORPORATION AND ALLIED CAPITAL CORPORATION AND WAS FORMERLY THE EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER OF NHP INCORPORATED AND VICE PRESIDENT AND TREASURER OF US AIRWAYS, INC. MR. NIEMIEC HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE 2005, CURRENTLY SERVES AS AN ADVISOR TO SARATOGA PARTNERS AND WAS FORMERLY ITS MANAGING DIRECTOR FROM 1998 TO 2001. MR. NIEMIEC IS A DIRECTOR OF EMERITUS CORPORATION AND OSI PHARMACEUTICALS, INC. AND VARIOUS PRIVATE COMPANIES, AND WAS FORMERLY MANAGING DIRECTOR OF SBC WARBURG DILLON READ FROM 1997 TO 1998, AND WAS VICE CHAIRMAN FROM 1991 TO 1997 AND CHIEF FINANCIAL OFFICER FROM 1982 TO 1997 OF DILLON, READ & CO. INC. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD BELIEVES THAT MS. BATES AND MR. NIEMIEC HAVE EACH ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MS. BATES AND MR. NIEMIEC ARE INDEPENDENT BOARD MEMBERS AS THAT TERM IS DEFINED UNDER THE APPLICABLE U.S. SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES OR THE LISTING STANDARDS APPLICABLE TO THE FUND.


                               44 | Annual Report

Templeton Global Income Fund

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held May 20, 2008, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for the Fund. In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for the Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper report compared the Fund's investment performance and expenses with those of other funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had


                               Annual Report | 45

Templeton Global Income Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Consideration was also given to the experience of the Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewal. The Lipper report for the Fund showed its investment performance for the one-year period ended February 29, 2008, as well as the previous 10 years ended that date in respect to a performance universe selected by Lipper. Such performance universe consisted of the Fund and all other closed-end nonleveraged global income funds and amounted to a total of five funds for the one-year period, three funds for the previous three-year period and two funds for the previous five- and 10-year periods. Such report considered both the Fund's income return and total return on a net asset value basis without regard to market discounts or premiums to accurately reflect investment performance. The Lipper report showed that the Fund's income return for the one-year period was the highest in such universe, and on an annualized basis was also the highest in such universe for the previous three-year period, but was lower than the only other fund existing in such universe for the previous five- and 10-year periods. The Lipper report showed the Fund's total return to be the highest in such universe for the one-year period, and on an annualized basis, was the highest in such universe for each of the previous three-, five- and 10-year periods as well. The Board was satisfied with such comparative performance.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Fund compared with a Lipper selected expense group consisting of the Fund and the four other closed-end funds comprising the closed-end fund group referred to in the discussion of investment performance. Prior to making such comparison, the Board relied upon a survey showing that the scope of management advisory services covered under the Fund's investment management agreement was similar to those provided by fund managers to other fund groups. In reviewing comparative costs, emphasis was given to the Fund's contractual investment management fee in comparison with the contractual investment management fee that would have been charged by the other funds within the Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of the other funds. The Lipper contractual investment management fee analysis considers administrative fees to be part of management fees and the results of such expense comparison showed both the Fund's contractual investment management fee rate and total actual expense rate to be the lowest in its Lipper expense group. The Board was satisfied with the Fund's comparative management fee and expenses.


                               46 | Annual Report

Templeton Global Income Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to the Fund. Specific attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager's own cost accounting, the allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that the Fund's independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Fund's Board solely for their purposes and use in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether the Manager realizes economies of scale as the Fund grows larger and the extent to which any such benefit is shared with the Fund and its shareholders. The Board believed that a manager's ability to realize economies of scale and the sharing of such benefit is a more relevant consideration in the case of an open-end fund whose size increases as a result of the continuous sale of its shares. A closed-end investment company such as the Fund does not continuously offer shares, and growth following its initial public offering will primarily result from market appreciation, which benefits its shareholders. While believing economies of scale to be less of a factor in the context of a closed-end fund, the Board believes at some point an increase in size may lead to economies of scale that should be shared with the Fund and its shareholders. In this respect, the Board noted the Fund is charged a management advisory fee and administrative fee at the combined rate of 0.70% on its first $200 million of net assets;


                               Annual Report | 47

Templeton Global Income Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

0.635% on the next $500 million of net assets; 0.60% on the next $300 million of net assets; and 0.58% on the next $4 billion of net assets with decreasing breakpoints continuing through the $20 billion net asset level. The Fund's asset size was approximately $1.2 billion on December 31, 2007, and the Board believed such fee schedule provides a sharing of benefits with the Fund and its shareholders.

PROXY VOTING POLICIES AND PROCEDURES

The Fund's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

CERTIFICATIONS

The Fund's Chief Executive Officer - Finance and Administration is required by the New York Stock Exchange's Listing Standards to file annually with the Exchange a certification that he is not aware of any violation by the Fund of the Exchange's Corporate Governance Standards applicable to the Fund. The Fund has filed such certification.


                               48 | Annual Report

Templeton Global Income Fund

CERTIFICATIONS (CONTINUED)

In addition, the Fund's Chief Executive Officer - Finance and Administration and Chief Financial Officer and Chief Accounting Officer are required by the rules of the U.S. Securities and Exchange Commission to provide certain certifications with respect to the Fund's Form N-CSR and Form N-CSRS (which include the Fund's annual and semiannual reports to shareholders) that are filed annually with the Commission. The Fund has filed such certifications with its Form N-CSRS for the six months ended February 29, 2008. Additionally, the Fund expects to file, on or about October 31, 2008, such certifications with its Form N-CSR for the year ended August 31, 2008.


                               Annual Report | 49

                       This page intentionally left blank.

                       This page intentionally left blank.

                       This page intentionally left blank.

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT
(800) DIAL BEN/(800) 342-5236 OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

FRANKLIN TEMPLETON FUNDS

INTERNATIONAL

Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund(1)

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund(1)
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Growth Opportunities Fund(2)
Franklin Small Cap Growth Fund(3)
Franklin Small-Mid Cap Growth Fund

VALUE

Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund(4)
Mutual Shares Fund

BLEND

Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Focused Core Equity Fund
Franklin Growth Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

INCOME

Franklin Adjustable U.S. Government Securities Fund(5)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(5)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund

Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(5)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton Income Fund
Templeton International Bond Fund

TAX-FREE INCOME(6)

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(7)

LIMITED-/INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California(8)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(8)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust(9)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) Effective 11/1/07, Franklin Aggressive Growth Fund changed its name to
     Franklin Growth Opportunities Fund. The fund's investment goal and strategy remained the same.

(3.) Effective 3/31/08, Franklin Small Cap Growth Fund II changed its name to
     Franklin Small Cap Growth Fund. The fund's investment goal and strategy remained the same.

(4.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(5.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(6.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(7.) The fund invests primarily in insured municipal securities.

(8.) These funds are available in four or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and money market portfolios.

(9.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

10/08                                              Not part of the annual report

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)    100 Fountain Parkway
                                            P.O. Box 33030
                                            St. Petersburg, FL 33733-8030

ANNUAL REPORT

TEMPLETON GLOBAL INCOME FUND

INVESTMENT MANAGER

Franklin Advisers, Inc.

TRANSFER AGENT

BNY Mellon Shareowner Services
P.O. Box 358035
Pittsburgh, PA 15252-8035
Toll free number: (800) 416-5585
Hearing Impaired phone number: (800) 231-5469
Foreign Shareholders phone number: (201) 680-6578 www.melloninvestor.com/isd

FUND INFORMATION

(800) 342-5236

Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

TLGIM A2008 10/08


ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)   N/A

(d)   N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is David W. Niemiec he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)  Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $74,291 for the fiscal year ended August 31, 2008 and $68,082 for the fiscal year ended August 31, 2007.

(b)  Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)  Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $0 for the fiscal year ended August 31, 2008 and $46,000 for the fiscal year ended August 31, 2007. The services for which these fees were paid included tax compliance and advice.

(d)  All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $898 for the fiscal year ended August 31, 2008 and $0 for the fiscal year ended August 31, 2007. The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $283,179 for the fiscal year ended August 31, 2008 and $0 for the fiscal year ended August 31, 2007. The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

         (i) pre-approval of all audit and audit related services;

         (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

         (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

         (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $284,077 for the fiscal year ended August 31, 2008 and $46,000 for the fiscal year ended August 31, 2007.

(h) The registrant's audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Members of the Audit Committee are: Frank J. Crothers, David W. Niemiec, Ann Torre Bates and Constantine D. Tseretopoulos.


ITEM 6. SCHEDULE OF INVESTMENTS.  N/A

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The board of trustees of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's manager Franklin Advisers, Inc. in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the manager.

The manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the manager's instructions and/or policies.

To assist it in analyzing proxies, the manager subscribes to RiskMetrics Group (RiskMetrics), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although RiskMetrics' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, the manager does not consider recommendations from RiskMetrics, Glass Lewis or any other third party to be determinative of the manager's ultimate decision. The manager votes proxies solely in the interests of the Fund and its shareholders. As a matter of policy, the officers, directors/trustees and employees of the Fund, the manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the interests of the manager's clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, broker and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group will refer the matter, along with the recommended course of action by the manager to an interdepartmental Proxy Review Committee (which may include portfolio managers and/or research analysts employed by the manager), for evaluation and voting instructions. The Proxy Review Committee may defer to the voting recommendation of RiskMetrics, Glass Lewis or those of another independent third party provider of proxy services; or send the proxy directly to the Fund with a recommendation regarding the vote for approval. Where the Proxy Review Committee refers a matter to the Fund, it may rely upon the instructions of a representative of the Fund, such as the board of trustees or a committee of the board.

Where a material conflict of interest has been identified, but the items on which the manager's vote recommendations differ from Glass Lewis, RiskMetrics, or another independent third party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues or political contributions, (2) "Other Business" without describing the matters that might be considered, or (3) items the manager wishes to vote in opposition to the recommendations of an issuer's management, the Proxy Group may defer to the vote recommendations of the manager rather than sending the proxy directly to the Fund for approval.

To avoid certain potential conflicts of interest, the manager will employ echo voting, if possible, in the following instances: (1) when the Fund invests in an underlying fund in reliance on Section 12(d)(1) of the 1940 Act, or pursuant to an SEC exemptive order; (2) when the Fund invests uninvested cash in affiliated money market funds pursuant to an SEC exemptive order ("cash sweep arrangement"); or (3) when required pursuant to the Fund's governing documents or applicable law. Echo voting means that the investment manager will vote the shares in the same proportion as the vote of all of the other holders of the Fund's shares.

The recommendation of management on any issue is a factor which the manager considers in determining how proxies should be voted, but is not determinative of the manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the manager will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES The manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

BOARD OF DIRECTORS. The manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The manager may withhold votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company's corporate governance guidelines or provisions and performance.

RATIFICATION OF AUDITORS OF PORTFOLIO COMPANIES. In light of several high profile accounting scandals, the manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, the manager will examine proposals relating to non-audit relationships and non-audit fees. The manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence.

MANAGEMENT AND DIRECTOR COMPENSATION. A company's equity-based compensation plan should be in alignment with its shareholders' long-term interests. The manager believes that executive compensation should be directly linked to the performance of the company. The manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the RiskMetrics quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. The manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the manager will generally oppose "golden parachutes" that are considered to be excessive. The manager will normally support proposals that require a percentage of directors' compensation to be in the form of common stock, as it aligns their interests with those of shareholders. The manager will review on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans.

ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES. The manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. On occasion, the manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders' interests. The manager generally supports proposals that require shareholder rights' plans ("poison pills") to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. The manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." The manager generally supports "fair price" provisions and confidential voting.

CHANGES TO CAPITAL STRUCTURE. The manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase and proposals seeking preemptive rights. The manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

MERGERS AND CORPORATE RESTRUCTURING. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether each will be beneficial to shareholders. The manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring and reincorporation proposals are also subject to a thorough examination on a case-by-case basis.

SOCIAL AND CORPORATE POLICY ISSUES. The manager will generally give management discretion with regard to social, environmental and ethical issues, although the manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders.

GLOBAL CORPORATE GOVERNANCE. Many of the tenets discussed above are applied to proxy voting decisions for international companies. However, the manager must be more flexible in these instances and must be mindful of the varied market practices of each region.

The manager will attempt to process every proxy it receives for all domestic and foreign issuers. However, there may be situations in which the manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. If a security is on loan, the manager may determine that it is not in the best interests of the Fund to recall the security for voting purposes. Also, the manager may abstain from voting under certain circumstances or vote against items such as "Other Business" when the manager is not given adequate information from the company.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are available online at franklintempleton.com and posted on the SEC website at www.sec.gov. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a)(1) As of October 31, 2008, the portfolio manager of the Fund is as follows:

MICHAEL HASENSTAB PH.D, SENIOR VICE PRESIDENT OF FRANKLIN ADVISERS, INC.

Dr. Hasenstab has been a manager of the Fund since 2002. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in 1995.

(a)(2) This section reflects information about the portfolio managers as of the fiscal year ended August 31, 2008.

The following table shows the number of other accounts managed by each portfolio manager and the total assets in the accounts managed within each category:

-------------------------------------------------------------------------------
NAME       NUMBER     ASSETS     NUMBER     ASSETS       NUMBER       ASSETS
           OF OTHER   OF OTHER   OF OTHER   OF OTHER     OF           OF
           REGISTERED REGISTERED POOLED     POOLED       OTHER        OTHER
           INVESTMENT INVESTMENT INVESTMENT INVESTMENT   ACCOUNTS     ACCOUNTS
           COMPANIES  COMPANIES  VEHICLES   VEHICLES     MANAGED/1    MANAGED
           MANAGED    MANAGED    MANAGED/1  MANAGED                  (X $1
                      (X $1                 (X $1                    MILLION)/1
                      MILLION)              MILLION)/1
-------------------------------------------------------------------------------
Michael
Hasenstab     11      15,549.0       24     18,737.9      12           1,712.1
-------------------------------------------------------------------------------
1. The various pooled investment vehicles and accounts listed are managed by a team of investment professionals. Accordingly, the individual managers listed would not be solely responsible for managing such listed amounts.

Portfolio managers that provide investment services to the Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts. The advisory fees for some of such other products and accounts may be different than that charged to the Fund and may include performance based compensation. This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures help to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

CONFLICTS. The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager's marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

COMPENSATION. The manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:

         BASE SALARY Each portfolio manager is paid a base salary.

         ANNUAL BONUS Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund's shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

         |X| INVESTMENT PERFORMANCE. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

         |X| NON-INVESTMENT PERFORMANCE. The more qualitative contributions of a portfolio manager to the manager's business and the investment management team, including professional knowledge, productivity, responsiveness to client needs and communication, are evaluated in determining the amount of any bonus award.

         |X| RESPONSIBILITIES. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager's appraisal.

         ADDITIONAL LONG-TERM EQUITY-BASED COMPENSATION Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

OWNERSHIP OF FUND SHARES. The manager has a policy of encouraging portfolio managers to invest in the funds they manage. Exceptions arise when, for example, a fund is closed to new investors or when tax considerations or jurisdictional constraints cause such an investment to be inappropriate for the portfolio manager. The following is the dollar range of Fund shares beneficially owned by each portfolio manager (such amounts may change from time to time):


                                        Dollar Range of Fund
                                         Shares Beneficially
          Portfolio Manager                     Owned
         ---------------------------------------------------------------------
         Michael Hasenstab                      None
         ---------------------------------------------------------------------


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.


ITEM 11. CONTROLS AND PROCEDURES.

(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.


ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Galen G. Vetter, Chief Executive Officer - Finance and Administration, and Laura F. Fergerson, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Galen G. Vetter, Chief Executive Officer - Finance and Administration, and Laura
F. Fergerson, Chief Financial Officer and Chief Accounting Officer


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON GLOBAL INCOME FUND

By /s/GALEN G. VETTER
  -----------------------------------
    Galen G. Vetter
    Chief Executive Officer - Finance and
     Administration
Date:  October 28, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/GALEN G. VETTER
  -----------------------------------
    Galen G. Vetter
    Chief Executive Officer - Finance and
     Administration
Date:  October 28, 2008

By /s/LAURA F. FERGERSON
 ------------------------------------
   Laura F. Fergerson
   Chief Financial Officer and
    Chief Accounting Officer
Date:  October 28, 2008